                                                                    EXHIBIT 99.1



                              LETTER OF TRANSMITTAL
                       (INCLUDING FORM W-9 AND GUIDELINES)

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

          OFFER TO EXCHANGE ITS 13-1/4% SENIOR DISCOUNT NOTES DUE 2004,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                  AS AMENDED,FOR ANY AND ALL OF ITS OUTSTANDING
                     13-1/4% SENIOR DISCOUNT NOTES DUE 2004

                 PURSUANT TO THE PROSPECTUS, DATED MARCH , 1997

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY
      BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON       , 1997

                   To: UNITED STATES TRUST COMPANY OF NEW YORK


               By Mail:                         By Overnight Courier                         By Hand:

  United States Trust Company of New     United States Trust Company of New     United States Trust Company of New
                 York                                   York                                   York
             P.O. Box 844                     770 Broadway - 13th Floor                    111 Broadway
            Cooper Station                   Corporate Trust Operations                     Lower level
       New York, NY 10276-0844                       Department                         New York, NY 10006
    (registered or certified mail                New York, NY 10003               Attn: Corporate Trust Services
             recommended)

                                  By Facsimile:

                                 (212) 420-6152
                        (For Eligible Institutions Only)

                              Confirm by telephone:
                                 (800) 548-6565

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated , 1997 (the "Prospectus"), of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 13 1/4% Senior Discount Notes due 2004 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which this Prospectus is a part, for an equal principal amount at maturity of its outstanding 13 1/4% Senior Discount Notes due 2004 (the "Old Notes," and collectively with the New Notes, the "Notes"). Other capitalized terms used herein but not defined herein have the meaning given to them in the Prospectus.

         For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The form and terms of the New Notes are generally the same as the form and terms of the Old Notes, except that the New Notes have been registered under the Securities Act of 1933, as amended, and therefore will not bear legends restricting the transfer thereof. The New Notes will mature on February 1, 2004. The New Notes will accrue cash interest at a rate of 13-1/4% per annum commencing February 1, 2000, and cash interest will be payable thereafter on February 1 and August 1 of each year, commencing August 1, 2000. If by [January 24, 1997 + 180 days] neither the Exchange Offer has been consummated nor a shelf registration statement with respect to the Old Notes has been declared effective (a "Registration Default"), additional cash interest will accrue on the Notes, from and including the date on which any such Registration Default shall occur at the rate of 0.5% per annum of the Accreted Value of the Old Notes or New Notes, as the case may be. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer in its sole discretion, in which case the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice and will mail to the registered holders an announcement thereof, prior to 9:00 A.M., New York City time, on the next business day after the then Expiration Date.

         This Letter is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith; or (ii) if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) if tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person
(i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------------

                        DESCRIPTION OF 13-1/4% SENIOR DISCOUNT NOTES DUE 2004 ("OLD NOTES")
---------------------------------------------------------------------------------------------------------------------
                                                     AGGREGATE PRINCIPAL AMOUNT    PRINCIPAL AMOUNT TENDERED (MUST
   NAME(S) AND ADDRESS(ES) OF        CERTIFICATE           REPRESENTED BY             BE IN INTEGRAL MULTIPLE OF
      REGISTERED HOLDER(S)             NUMBERS*            CERTIFICATE(S)                     $1,000)**
   (PLEASE FILL IN, IF BLANK)
                                   ----------------- ---------------------------- -----------------------------------

                                   ----------------- ---------------------------- -----------------------------------

                                   ----------------- ---------------------------- -----------------------------------

                                   ----------------- ---------------------------- -----------------------------------

                                   ----------------- ---------------------------- -----------------------------------
                                   ----------------- ---------------------------- -----------------------------------


                                   ----------------- ---------------------------- -----------------------------------
                                   Total:
                                   ----------------- ---------------------------- -----------------------------------
---------------------------------------------------------------------------------------------------------------------

*    Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
     If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of
     Transmittal.
     The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------

---------------------------------------------------------

              SPECIAL PAYMENT INSTRUCTIONS
           (SEE INSTRUCTIONS 3, 4, 5, AND 6)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Old Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained by DTC.



 .
ISSUE CERTIFICATE TO:

Name __________________________________________________
                        (Please Print)
Address _______________________________________________


_______________________________________________________
                   (Include Zip Code)

_______________________________________________________
      (Tax Identification or Social Security No.)

---------------------------------------------------------



---------------------------------------------------------

             SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 3, 4, 5, AND 6)

 To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old
 Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.





MAIL TO:

Name __________________________________________________
                       (Please Print)

Address _______________________________________________

_______________________________________________________
                  (Include Zip Code)

_______________________________________________________
      (Tax Identification or Social Security No.)

--------------------------------------------------------



[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution: __________________________________________

       DTC Book-Entry Account No.: _____________________________________________

       Transaction Code No.: ___________________________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holder(s): ________________________________________

       Window Ticket Number (if any): __________________________________________

       Date of Execution of Notice of Guaranteed Delivery: _____________________

       Name of Institution which guaranteed delivery: __________________________

       IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

       Account Number: _______________  Transaction Code Number: _______________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name: ___________________________________________________________________

       Address: ________________________________________________________________

       _________________________________________________________________________

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The tender of Old Notes by a holder as set forth herein will constitute an agreement between such holder and the Company in accordance with the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under "The Exchange Offer - Withdrawal of Tenders."

         Unless otherwise indicated under the box entitled "Special Payment Instructions" above, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" above, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

--------------------------------------------------------------------------------

                                    SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________
                            Signature(s) of Owner(s)

________________________________________________________________________________

Dated: _______________, 1996

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. ____________________________________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm ___________________________________________________________________

Authorized Signature ___________________________________________________________

Dated: _______________, 1996
--------------------------------------------------------------------------------

                                                                               6
                                  INSTRUCTIONS

                 FORMING PART OF THE TERMS AND CONDITIONS OF THE
           OFFER TO EXCHANGE REGISTERED 13-1/4% SENIOR DISCOUNT NOTES
            FOR ANY AND ALL OUTSTANDING 13-1/4% SENIOR DISCOUNT NOTES
                                       OF
                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

1.       DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Book-Entry Transfer." Certificates for all physically tendered Old Notes, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

         Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on or prior to the Expiration Date, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below) (ii) on or prior to the Expiration Date the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by the Company (the "Notice of Guaranteed Delivery") (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Old Notes (if possible) and the principal amount at maturity of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business trading days after the Expiration Date, (i) the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, or (ii) that book-entry transfer of such Old Notes into the Exchange Agent's account at DTC will be effected and confirmation of such book-entry transfer will be delivered to the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal, or confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account at DTC, are received by the Exchange Agent within five business trading days after the Expiration Date.

         THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates. When this Letter of Transmittal is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond power are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION") .

         SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

                                                                               8
4.       SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.       TAXPAYER IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company [(as payor)] with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          (DO NOT WRITE IN SPACE BELOW)

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                CERTIFICATE                 OLD NOTES               OLD NOTES
                                                SURRENDERED                 TENDERED                ACCEPTED
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

Delivery Prepared by ________________________ Checked By __________Date ________


FORM W-9
(Rev. March 1994)                                                                             GIVE FORM TO THE REQUESTER.
Department of Treasury                           REQUEST FOR TAXPAYER                         DO NOT SEND TO THE IRS
Internal Revenue Service)              IDENTIFICATION NUMBER AND CERTIFICATION

-------------------------------------------------------------------------------------------------------------------------
               Name (If joint name, list first and circle the name of the person or entity whose number you enter in Part I below. See
               instructions on page 13 if your name has changed.)

               ----------------------------------------------------------------------------------------------------------
               Business name (Sole proprietors see instructions on page 13.)
Please
               ----------------------------------------------------------------------------------------------------------
print          Please check appropriate box:  |_| Individual/Sole Proprietor  |_| Corporation   |_| Partnership  |_|
or             Other

               ----------------------------------------------------------------------------------------------------------
type           Address (number, street, apt. or suite no.)              Requester's name and address (optional)

               --------------------------------------------------
               City, state and ZIP code


---------------------------------------------------------------         --------------------------------------------------
PART I         Taxpayer Identification Number (TIN)                     (List account numbers here (optional)
---------------------------------------------------------------

                                                -----------------------------
Enter your TIN in the appropriate box.  For        Social Security Number
individuals, this is your social security           | | | | | | | | | |
                                                -----------------------------

number (SSN).  For sole proprietors, see the                 or
                                                -----------------------------
instructions on page 13.  For other entities,     Employer Identification
it is your employer identification number                  Number
(EIN).  If you do not have a number, see            | | | | | | | | | |
                                                -----------------------------
HOW TO GET A TIN below.
NOTE:    If the account is in more than one
         name, see the chart on page 14 for
         guideline on whose number to enter.

                                              ----------------------------------
                                              PART II   For Payee Exempt From
                                                        Backup Withholding (See
                                                        instructions on page 12)
                                              ----------------------------------
--------------------------------------------------------------------------------
PART III       Certification
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that;

1. The number shown on this form is my correct taxpayer identification (or I am waiting for number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also, see instructions on page 4.)
--------------------------------------------------------------------------------
Sign
Here                Signature -                        Date -
--------------------------------------------------------------------------------

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

         Purpose of Form. -- A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable,
(1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

         Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

         How to Obtain a TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

         To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN, in Part I (or check box 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

         Note: Writing "Applied for" (or checking box 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

         As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

         What is Backup Withholding? -- Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

         If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding.
Payments you receive will be subject to backup withholding if:

         1. You do not furnish your TIN to the requester, or

         2. The IRS notifies the requester that you furnished an incorrect TIN, or

         3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

         4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

         5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

         Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, if you are an exempt payee.

         Payees and Payments Exempt From Backup Withholding. -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

         (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

     Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

            -    Payments to nonresident aliens subject to withholding under section 1441.

            - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

            -    Payments of patronage dividends not paid in money.

            -    Payments made by certain foreign organizations.

            - Payments of interest generally not subject to backup withholding include the following:

         Payments of interest on obligations issued by individuals.

         Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

            - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

            -    Payments described in section 6049(b)(5) to nonresident aliens.

            -    Payments on tax-free covenant bonds under section 1451.

            -    Payments made by certain foreign organizations.

            -    Mortgage interest paid by you.

            Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

            Failure to Furnish TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

            Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

            Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

            Misuse of TINs. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

            Name. -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name. If you are a sole proprietor, you must furnish your individual name and either your Social Security Number ("SSN") or Employer Identification Number ("EIN").

SIGNING THE CERTIFICATION

            1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

            2. Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

            3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

            4. Other Payments. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

            5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions. You are required to furnish your correct TIN, but you are not required to sign the certification.

            6. Exempt Payees and Payments. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" on the form and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

         7. TIN "Applied for." Follow the instructions under How To Obtain a TIN, on page 1, and sign and date the form.

         Signature. -- For a joint account, only the person whose TIN is shown in Part I should sign.

         Privacy Act Notice. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTOR

For this type of account:                                              Give name and SSN of:

1.     Individual                                                      The individual

2.     Two or more individuals (joint account)                         The actual owner of the account or, if combined
                                                                       funds, the first individual on the account(1)

3.     Custodian account of a minor (Uniform Gift to Minors Act)       The minor(2)

4.     a.  The usual revocable savings trust (grantor is also          The grantor-trustee(1)
           trustee)

       b.  So-called trust account that is not a legal or valid        The actual owner(1)
           trust under state law

5.     Sole proprietorship                                             The owner (3)

For this type of account:                                              Give name and EIN of:

6.     Sole proprietorship                                             The owner(3)

7.     A valid trust, estate, or pension trust                         The legal entity(4)

8.     Corporate                                                       The corporation

9.     Association, club, religious, charitable, educational, or       The organization
       other tax-exempt organization

10.    Partnership                                                     The partnership

11.    A broker or registered nominee                                  The broker or nominee

12.    Account with the Department of Agriculture in the name of a     The public entity
       public entity (such as a state or local government, school district or prison) that receives agricultural program payments

------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's SSN.

(3)  Show your individual name.  You may use your SSN and EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.